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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        FEBRUARY 17, 1998
                                                  ------------------------------

                                CENTRAL GARDEN & PET COMPANY
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            (Exact name of registrant as specified in its charter)



         DELAWARE                    0-20242                    68-0275553
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(State or other jurisdiction    (Commission File             (IRS Employer
    of incorporation)                Number)               Identification No.)


3697 MT. DIABLO BOULEVARD, LAFAYETTE, CALIFORNIA                      94549
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code           (510) 283-4573
                                                  -----------------------------

                                 INAPPLICABLE
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         (Former name or former address if changed since last report)


Exhibit Index located on page 3
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ITEM 5.   OTHER EVENTS

          On February 17, 1997, Central Garden & Pet Company issued a press release announcing that it had signed a definitive agreement to acquire Pennington Seed, Inc., a manufacturer of proprietary branded grass and wild bird seed, including such brand names as Pennington Seed(R), Green Charm(R), Penkoted(R) and Eliminator(R).

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

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                                 EXHIBIT INDEX



Number    Exhibit                                           Page Number
------    -------                                           -----------

99.1      Pennington Press Release dated February 17, 1998.      5

                                       3
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CENTRAL GARDEN & PET COMPANY



                                   By  /s/ Robert B. Jones
                                   --------------------------------
                                   Robert B. Jones, Vice President
                                   and Chief Financial Officer

Dated:  February 27, 1998

                                       4